EXECUTION COPY

                        AMENDMENT NO. 7 AND WAIVER TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                                      Dated as of July 31, 2001

         AMENDMENT NO. 7 AND WAIVER (this "Amendment and Waiver") to the Credit Agreement (as defined herein) among Quality Stores, Inc., a Delaware corporation (formerly known as "Central Tractor Farm & Country, Inc.") (the "Borrower"), QSI Holdings, Inc., a Delaware corporation (formerly known as "CT Holding, Inc.") ("Holding"), certain of the banks, financial institutions and other institutional lenders listed on the signature pages hereof the "Lenders"), and Fleet National Bank ("Fleet"), as administrative agent (the "Administrative Agent") for the Lender Parties (as defined in the Credit Agreement).


                             PRELIMINARY STATEMENTS

         (1) The Borrower, Holding, the Initial Lenders, the Initial Issuing Bank, the Swing Line Bank and the Agent have entered into a Second Amended and Restated Credit Agreement dated as of May 7, 1999, as amended by Amendment No. 1 dated as of March 31, 2000, Amendment No. 2 and Waiver dated as of September 22, 2000, Amendment No. 3 dated as of September 27, 2000, Amendment No. 4 dated as of December 4, 2000, Amendment No. 5 dated as of January 16, 2001 and Amendment No. 6 and Waiver dated as of February 5, 2001 (as so amended, the "Credit Agreement"). Capitalized terms defined in the Credit Agreement and not otherwise defined in this Amendment and Waiver are used herein as therein defined.

         (2) The Borrower has indicated that it will be unable to comply with certain covenants contained in Section 5.04 of the Credit Agreement and has requested that the Required Lenders waive such covenants through the period commencing on the Effective Date and ending on November 3, 2001 (the "Waiver Period") and substitute additional covenants for the Waiver Period.

         (3) The Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

         SECTION 1. Amendment of the Credit Agreement. The Credit Agreement is, upon the Effective Date (as hereinafter defined), hereby amended as follows:

                  (a)   Section   1.01  is  amended  by  adding  the   following
         definitions thereto:

                           "Fiscal  Month"  means  the  fiscal  months  used  by
                  Holding and its Consolidated Subsidiaries.

                           "Jay Alix" means Jay Alix & Associates.

                           "Net Sales"  means  Inventory  sales in the  ordinary
                  course of business (excluding Inventory obtained by the Borrower or its Subsidiaries on consignment).

                           "Vendor  Payments"  means  all  payments  (including,
                  without limitation, checks written, electronic payments and letters of credit issued or presented) made by the Borrower and its Subsidiaries to trade creditors for Inventory (excluding Inventory obtained by the Borrower or its Subsidiaries on consignment).

                  (b) Section 2.09(iii) is amended in full to read as follows:

                           "(iii)  Notwithstanding  any other  provision of this
                  Agreement, upon the Effective Date of Amendment No. 7 and Waiver ("Amendment No. 7") to this Agreement, (x) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Prime Rate Advance and (y) the obligations of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended from such date."

                  (c) Section 5.01(m) is amended in full to read as follows:

                           "(m)  Deposit  Accounts.  In the case of the Borrower
                  and its Subsidiaries, (i) with respect to each of the deposit accounts operated by the Borrower and its Subsidiaries for which Blocked Account Letters have not been provided (the "Unblocked Accounts"), the Borrower and its Subsidiaries will be required to obtain a Blocked Account Letter, provided that,
                  (A) if the Borrower or its Subsidiaries are unable, following the use of its reasonable best efforts, to obtain a Blocked Account Letter with respect to an Unblocked Account, the Borrower will be required to close, or cause to be closed, the Unblocked Account and transfer the proceeds to a new or existing Blocked Account, so that by August 15, 2001 the
                  Borrower and its Subsidiaries shall have provided Blocked Account Letters for 75% of the Unblocked Accounts and (B) for any remaining Unblocked Accounts after August 15, 2001, the Borrower will be required to (x) provide a written explanation, by August 21, 2001, as to why it is not possible to close the Unblocked Account and (y) transfer the proceeds to a Blocked Account and (ii) shall cause to have transferred from each bank at which a deposit account is maintained to the cash concentration account maintained with Fleet, an amount, in ACH funds, equal to the collected balance (less a reserve for returned items and service charges) of such deposit account at the end of each Business Day."

                  (d) Section 5.01 is amended by inserting new subsections  (q),
         (r) and (s) as follows:

                           "(q) Jay Alix Report.  The Borrower  shall deliver to
                  the Administrative Agent, on or prior to August 10, 2001, a detailed and comprehensive report relating to the restructuring of the Borrower's operations, including, without limitation, treatment of the Lenders, public debt and trade debt and recommendations regarding store closures and asset sales, prepared for the Borrower by Jay Alix.

                           (r) Appointment of Chief Restructuring  Officer.  The
                  Borrower shall appoint, on or prior to August 10, 2001, a Chief Restructuring Officer (or equivalent) acceptable to the Administrative Agent.

                           (s) Cooperation with Investment Banker. Following the
                  delivery of the Jay Alix report, if the Administrative Agent or counsel for the Administrative Agent shall retain an investment banker to explore potential strategic alternatives for the Borrower and its Subsidiaries, including, without limitation, a sale of the business or assets, or portion thereof, of the Borrower and its Subsidiaries, the Borrower shall provide such investment banker with access to senior management, financial information and other information requested by the investment banker and shall cooperate in all respects to facilitate any report to be prepared for the Administrative Agent or counsel to the Administrative Agent by the investment banker for the Administrative Agent."

                  (e) Section 5.03(p) is amended in full to read as follows:

                           "(p) Weekly Reporting. As soon as available and in any event by 12:00 Noon (Boston, Massachusetts time) on the Thursday of each week, (i) a Borrowing Base Certificate, (ii) a departmental instock status report, (iii) a category sales summary with commentary, (iv) a comparison of actual cash flows against forecast cash flows in the current 13-week cash flow projection and (v) a schedule setting forth Vendor Payments and Net Sales, in each case for the previous week, each certified by the chief financial officer of the Borrower, provided that, by 12:00 Noon (Boston, Massachusetts time) on the 5th Business Day following the last day of each Fiscal Month, in addition to each of the items described in clauses
                           (i) through (v) above, the Borrower shall also deliver (i) an updated 13-week cash flow projection for the following 13 weeks, (ii) a statement that Holding and the Borrower are in compliance with the covenants contained in Section 5.04(e) (or, for the Waiver Period, Section 5.04(g) and Section 5.04(h)), or if a Default has occurred and is continuing under
                           Section  5.04(e) (or, for the Waiver Period,  Section
                           5.04(g) and Section 5.04(h)) a statement to that effect, and (iii) a schedule in form satisfactory to the Administrative Agent of the computations used by the Borrower in determining compliance with the covenants contained in Section 5.04(e) (or, for the Waiver Period, Section 5.04(g) and Section 5.04(h))."

                  (f) Section 5.04 is amended by inserting new subsections (g) and (h) as follows:

                           "(g)  Senior  Debt  to  Inventory  Ratio  for  Waiver
                  Period. Maintain at the end of each Fiscal Month of Holding set forth below, a Senior Debt to Inventory Ratio of Holding and its Subsidiaries of not more than the ratio set forth below for each Fiscal Month set forth below.

                   Date                                        Ratio
                   ----                                        -----
                   Fiscal Month of July 2001                   0.99
                   Fiscal Month of August 2001                 1.00
                   Fiscal Month of September 2001              1.00
                   Fiscal Month of October 2001                1.00

                           (h) Maximum Vendor Payments.  For each of the periods
                  set forth below, Vendor Payments shall not exceed the lesser of the amounts set forth below for each such period:

             Period                                 Amounts
             ------                                 -------
             Fiscal Month of July 2001              $36,000,000 or 62% of Net
                                                    Sales

             Fiscal Months of July and              $76,000,000 or 66% of Net
             August 2001                            Sales

             Fiscal Months of July through          $122,000,000 or 65% of Net
             September 2001                         Sales

             Fiscal Months of July through          $156,000,000 or 63% of Net
             October 2001                           Sales"

                  (g) Section 6.01(c)(i) is amended by (i) deleting "5.01(f)" and substituting in its place "Sections 5.01(f), (m), (q), (r) or (s)" and (ii) inserting after "5.02" the following, ", Section 5.03(p), (s) and (t)".

                  (h) Section 6.01 is amended by inserting new subsections (s) and (t) as follows:

                           "(s) The Borrower  shall make any payment of interest
                  or principal in respect of the 10 5/8 % Senior Notes due 2007, other than with the segregated proceeds of a new equity contribution to the Borrower by the Equity Investors or others.

                           (t) The Borrower  shall have failed to deliver to the
                  Administrative Agent the documents referred to in Section 4 of Amendment No. 7 on or prior to August 7, 2001."

         SECTION 2. Waiver. Subject to the occurrence of the Effective Date, solely for the period commencing on the Effective Date through November 3, 2001 (the "Waiver

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                                       5

Termination  Date"),  the Lenders hereby agree to waive the  requirements of (i)
Section 5.04(a) and (b) for the fiscal quarters ending closest to July 31, 2001 and October 31, 2001, (ii) Section 5.04(c) for the period of two fiscal quarters ending closest to July 31, 2001 and the period of three fiscal quarters ending closest to October 31, 2001, (iii) Section 5.04(d) for the period from July 1, 2001 through September 30, 2001 and (iv) Section 5.04(e) for the Fiscal Months ending on or about August 31, 2001, September 30, 2001 and October 31, 2001. On the Waiver Termination Date, without any further action by the Administrative Agent and the Lenders, all of the terms and provisions set forth in the Credit Agreement that are waived hereunder shall have the same force and effect as if this Amendment and Waiver had not been entered into by the parties hereto, and the Administrative Agent and the Lenders shall have all of the rights and remedies afforded to them under the Credit Agreement as though no waiver had been granted by them hereunder and any Defaults or Events of Default that otherwise would have occurred through and until the Waiver Termination Date shall be in existence unless otherwise expressly waived.

         SECTION 3. Conditions of Effectiveness of this Amendment and Waiver. This Amendment and Waiver shall become effective as of the date first above written on the Business Day when, and only when, the following conditions shall have been satisfied (such date being, for purposes hereof, the "Effective Date"):

                  (a) The Administrative Agent shall have received counterparts of (i) this Amendment and Waiver executed by the Borrower, Holding and the Required Lenders or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment and Waiver and (ii) the consent dated as of the date hereof (a copy of which is attached hereto) (the "Consent", together with this Amendment and Waiver, the "Amendment Documents"), executed by each of the Loan Parties.

                  (b) On the Effective Date (and giving effect thereto), (i) the representations and warranties contained in each of the Loan Documents (including, without limitation, in Section 5 of this Amendment and Waiver) shall be correct in all material respects as though made on and as of the Effective Date (other than any such representations or warranties that, by their terms, refer to a specific date other than the Effective Date, in which case as of such specific date) and (ii) no event shall have occurred and be continuing that would constitute a Default.

                  (c) The Administrative Agent shall have received a certificate of the Chief Financial Officer of the Borrower confirming satisfaction of the conditions specified in paragraph (b) above.

                  (d) All of the reasonable accrued and unpaid fees and expenses of counsel and accountants for the Administrative Agent shall have been paid in full, including, without limitation, the fees and expenses of FTI/Policano & Manzo, L.L.C. and Shearman & Sterling, provided that following the payment of such fees and expenses the balance of the retainer held by Shearman & Sterling and FTI/Policano & Manzo, L.L.C. for application against future fees and expenses shall be $100,000 each.

         The effectiveness of this Amendment and Waiver is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment and Waiver is further subject to the provisions of Section 9.01 of the Credit Agreement.

         SECTION 4. Condition Subsequent. On or prior to August 7, 2001, the Borrower shall have delivered to the Administrative Agent the following, each dated as of the Effective Date:

                  (a) Certified copies of (i) the resolutions of the Board of Directors of (A) the Borrower approving this Amendment and Waiver and the matters contemplated hereby and thereby and (B) each other Loan Party evidencing approval of the Consent and the matters contemplated hereby and thereby and (ii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment, the Consent and the matters contemplated hereby and thereby.

                  (b) A certificate of the Secretary or an Assistant Secretary of the Borrower and each other Loan Party certifying the names and true signatures of the officers of the Borrower and such other Loan Party authorized to sign this Amendment and Waiver, the Consent and the other documents to be delivered hereunder and thereunder.

                  (c) A favorable opinion of Sullivan & Worcester, counsel for the Borrower and Holding, in form and substance satisfactory to the Administrative Agent.

         SECTION 5. Representations and Warranties. Each of Holding and the Borrower hereby represents and warrants as follows:

                  (a) The execution, delivery and performance by each Loan Party of any of the Amendment Documents and Loan Documents to which it is a party, as amended hereby, and the consummation of the transactions contemplated hereby and thereby, are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Loan Party's charter or bylaws, (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award applicable to such Loan Party, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture (including without limitation the Indenture), mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties other than as specified in the Credit Agreement, or (iv) except for Liens created under the Collateral Documents, as amended hereby, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries. No Loan Party or any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which is reasonably expected to have a Material Adverse Effect.

                  (b) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required to be obtained by the Loan Parties in connection with the execution and delivery, or performance by any Loan Party of any of its obligations under, any Amendment Document to which it is a party.

                  (c) Each Amendment Document has been duly executed and delivered by each Loan Party party thereto, and is the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or limiting creditors' rights or by equitable principles generally.

                  (d) No Loan Party has an  existing  claim  against  any Lender
         Party arising out of, relating to or in connection with the Loan Documents.

                  (e) No Loan Party is in breach of, or in default under, the 10 5/8 % Senior Notes due 2007 issued by the Borrower, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties, where the consequence of such default is to confer rights upon any person against the Borrower or any of its Subsidiaries which, if exercised, can be reasonably expected to have a Material Adverse Effect.

         SECTION 6. Waiver and Release. The Borrower and Holding hereby waive and agree not to assert any claims or causes of action against the Administrative Agent, the Syndication Agent, the Documentation Agent, any Lender Party or any of their Affiliates, or any of their respective officers, directors, employees, attorneys and agents, on any theory of liability, whether known or unknown, matured or contingent, including, without limitation, for special, indirect, consequential or punitive damages, in each case to the extent arising on or before the date hereof, out of or otherwise relating to, or in connection with, the Amendment Documents, the Facilities, the actual or proposed use of the proceeds of the Advances or the Letters of Credit, the Loan Documents or any of the transactions entered into in connection therewith.

           SECTION 7. Reference to and Effect on the Loan Documents.

                  (a) On and after the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and otherwise modified hereby.

                  (b) The Credit Agreement, the Notes and each of the other Loan Documents, except to the extent of the amendments and other modifications specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under and in respect of the Loan Documents, as amended and otherwise modified by this Amendment and Waiver.

                  (c) The execution, delivery and effectiveness of this Amendment and Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender Party or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         SECTION 8. Costs and Expenses. The Borrower hereby agrees to pay, upon demand, all costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and expenses of counsel and financial advisors for the Administrative Agent) in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and Waiver and the other documents, instruments and agreements to be delivered hereunder, all in accordance with the terms of Section 9.04 of the Credit Agreement. The Borrower also agrees to pay, upon demand, all costs and expenses of the Administrative Agent and the reasonable out-of-pocket expenses incurred by any Lender appointed to a steering committee by the Administrative Agent, in connection with inventory appraisals, field examinations and related examinations of the inventory, equipment, real property and leases and any meetings of the steering committee or with the management of any of the Loan Parties.

         SECTION 9. Execution in Counterparts. This Amendment and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Waiver.

         SECTION 10. Governing Law. This Amendment and Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

         SECTION 11. Waiver of Jury Trial. Each of the Borrower, the Subsidiary Guarantors, the Administrative Agent and the Lender Parties irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Amendment and Waiver or the actions of the Administrative Agent or any Lender Party in the negotiation, administration, performance or enforcement thereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                                    QUALITY STORES, INC. (FORMERLY KNOWN
                                    AS CENTRAL TRACTOR FARM & COUNTRY,
                                    INC.)



                                    By:  /s/ Thomas J. Reinebach
                                         Title: EVP & Chief Financial Officer


                                    QSI HOLDINGS, INC. (FORMERLY KNOWN AS
                                    CT HOLDING, INC.)



                                    By:  /s/ Thomas J. Reinebach
                                         Title: EVP & Chief Financial Officer


                                    FLEET NATIONAL BANK,
                                    as Administrative Agent and Lender



                                    By:  /s/ C. Christopher Smith
                                         Title: Vice President



                                    Lenders

                                    PILGRIM CLO 1999-I Ltd.
                                    By: ING Pilgrim Investments
                                    as its investment managager

                                    By: /s/ Jeffrey A. Bakalar
                                        Name: Jeffrey A. Bakalar
                                        Title:  Senior Vice President


                                    SEQUILS PILGRIM-1 Ltd.
                                    By: ING Pilgrim Investments
                                    as its investment manager

                                    By: /s/ Jeffrey A. Bakalar
                                        Name: Jeffrey A. Bakalar
                                        Title:  Senior Vice President

                                    HUNTINGTON NATIONAL BANK

                                    By: /s/ David F. Isler
                                        Name: David F. Isler
                                        Title:  SVP

                                    Heller Financial, Inc.

                                    By: /s/ Barry S. O'Neall
                                        Name: Barry S. O'Neall
                                        Title: SVP

                                    BANK OF AMERICA, N.A.

                                    By: /s/ Mark A. Pitawski
                                        Name: Mark A. Pitawski
                                        Title:  Associate

                                    BHF (USA) Capital Corporation

                                    By: /s/ Nina Zhou
                                        Name: Nina Zhou
                                        Title: Associate

                                        /s/ Thomas J. Scifo
                                        Name: Thomas J. Scifo
                                        Title:  Vice President
                                                Portfolio Management

                                    BALANCED HIGH YIELD FUND II, LTD.
                                    By:  ING Capital Advisors LLC,
                                               as Asset Manager

                                    By: /s/ Michael J. Campbell
                                        Name: Michael J. Campbell
                                        Title:  Managing Director

                                    BLUE SQUARE FUNDING SERIES 3
                                    By: Bankers Trust Company, as Trustee

                                    By: /s/ Susan Anderson
                                        Name: Susan Anderson
                                        Title: Assistant Vice President

                                    COMERICA BANK

                                    By: /s/ Robert M. Porterfield
                                        Name: Robert M. Porterfield
                                        Title: Vice President

                                    CypressTree Investment Partners I, Ltd.,
                                    By: CypressTree Investment Management
                                          Company, Inc.
                                          as Portfolio Manager

                                    By: /s/ Philip C. Robbins
                                        Name: Philip C. Robbins
                                        Title: Principal

                                    CypressTree Investment Partners II, Ltd.,
                                    By: CypressTree Investment Management
                                          Company, Inc.
                                          as Portfolio Manager

                                    By: /s/ Philip C. Robbins
                                        Name: Philip C. Robbins
                                        Title: Principal

                                    CypressTree Institutional Fund, LLC
                                    By: CypressTree Investment Management
                                          Company, Inc.
                                          its Managing Member

                                    By: /s/ Philip C. Robbins
                                        Name: Philip C. Robbins
                                        Title: Principal

                                    First Union National Bank

                                    By: /s/ Helen F. Wessley
                                        Name: Helen F. Wessley
                                        Title: SVP & Director

                                    GLENEAGLES TRADING LLC

                                    By: /s/ Ann E. Morris
                                        Name: Ann E. Morris
                                        Title:  Assistant Vice President

                                    Key Corporate Capital,Inc.

                                    By: /s/ Robert W. Corey
                                             Name: Robert W. Corey
                                             Title: Vice President

                                    KZH CYPRESSTREE-1 LLC

                                    By: /s/ Susan Lee
                                        Name: Susan Lee
                                        Title:  Authorized Agent

                                    KZH WATERSIDE LLC

                                    By: /s/ Susan Lee
                                        Name: Susan Lee
                                        Title:  Authorized Agent

                                    ML CBO IV (Cayman) Ltd.
                                    By: Highland Capital Management, L.P.
                                    as Collateral Manager

                                    By: /s/ Mark K. Okada
                                        Name: Mark K. Okada CFA
                                        Title: Executive Vice President
                                               Highland Capital Management L.P.

                                    PAM Capital Funding LP
                                    By: Highland Capital Management, L.P.
                                    as Collateral Manager

                                    By: /s/ Mark K. Okada
                                        Name: Mark K. Okada CFA
                                        Title: Executive Vice President
                                               Highland Capital Management L.P.

                                    Sankaty Advisors, Inc., as Collateral
                                    Manager for Brant Point CBO 1999-1,
                                    LTD., as Term Lender

                                    By: /s/ Diane J. Exter
                                        Name: Diane J. Exter
                                        Title: Managing Director
                                                 Portfolio Manager

                                    Sankaty Advisors, LLC, as Collateral
                                    Manager for Brant Point II CBO 2000-1,
                                    LTD., as Term Lender

                                    By: /s/ Diane J. Exter
                                        Name: Diane J. Exter
                                        Title: Managing Director
                                                 Portfolio Manager

                                    Sankaty Advisors, LLC as Collateral
                                    Manager for Great Point CLO 1999-1,
                                    LTD., as Term Lender

                                    By: /s/ Diane J. Exter
                                        Name: Diane J. Exter
                                        Title: Managing Director
                                                      Portfolio Manager

                                    Sankaty High Yield Partners II, L.P.

                                    By: /s/ Diane J. Exter
                                        Name: Diane J. Exter
                                        Title: Managing Director
                                                      Portfolio Manager

                                    STEIN ROE & FARNHAM CLO1 LTD., BY STEIN
                                    ROE & FARNHAM INCORPORATED AS
                                    PORTFOLIO MANAGER

                                    By: /s/ Brian W. Good
                                        Name:  Brian W. Good
                                        Title: Sr. Vice President &
                                                  Portfolio Manager

                                    STEIN ROE & FARNHAM INCORPORATED AS
                                    AGENT FOR KEYPORT LIFE INSURANCE
                                    COMPANY

                                    By: /s/ Brian W. Good
                                        Name:  Brian W. Good
                                        Title: Sr. Vice President &
                                                  Portfolio Manager

                                    STEIN ROE FLOATING RATE LIMITED
                                    LIABILITY COMPANY

                                    By: /s/ Brian W. Good
                                        Name:  Brian W. Good
                                        Title: Senior Vice President
                                               Stein Roe & Farnham Incorporated,
                                               as Advisor to the Stein Roe
                                               Floating Rate Limited Liability
                                               Company

                                    CONSENT

                                                      Dated as of July 31, 2001

         Reference is made to (a) Amendment No. 7 and Waiver to the Second Amended and Restated Credit Agreement dated as of May 7, 1999 as amended by Amendment No. 1 dated as of March 31, 2000, Amendment No. 2 and Waiver dated as of September 22, 2000, Amendment No. 3 dated as of September 27, 2000, Amendment No. 4 dated as of December 4, 2000, Amendment No. 5 dated as of January 16, 2001and Amendment No. 6 and Waiver dated as of February 5, 2001 (as so amended, the "Credit Agreement") among Quality Stores, Inc., a Delaware corporation (formerly known as "Central Tractor Farm & Country, Inc.") (the "Borrower"), QSI Holdings, Inc., a Delaware corporation (formerly known as "CT Holding, Inc.") ("Holding"), the banks, financial institutions and other institutional lenders listed on the signature pages thereof, and Fleet National Bank ("Fleet"), as administrative agent (the "Administrative Agent") for the Lender Parties (as defined in the Credit Agreement) and (b) the other Loan Documents referred to therein. Capitalized terms defined in the Credit Agreement and not otherwise defined in this Consent are used herein as therein defined.

         Each of the undersigned, in its capacity as (a) a Grantor under the Security Agreement, (b) a Grantor under the Intellectual Property Security Agreement, (c) a Pledgor under the Pledge Agreement, and/or (d) a Subsidiary Guarantor under the Subsidiary Guaranty, as the case may be, hereby consents to the execution and delivery of the Amendment and Waiver and the performance of the Amendment and Waiver and agrees that:

                  (A) each of the Security Agreement, the Intellectual Property Security Agreement, the Pledge Agreement and the Subsidiary Guaranty to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Effective Date, except that, on and after the Effective Date, each reference to "the Credit Agreement", "thereunder", "thereof", "therein" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by the Amendment and Waiver; and

                  (B) as of the Effective Date, the Security Agreement, the Intellectual Property Security Agreement and the Pledge Agreement to which it is a party and all of the Collateral of such Person described therein, and the Subsidiary Guaranty and the guaranty provided thereunder, do, and shall continue to, secure the payment of all of the Secured Obligations.

         This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

         Delivery of an executed counterpart of a signature page of this Consent by telecopier shall be effective as the delivery of a manually executed counterpart of this Consent.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    QUALITY  STORES,  INC.  (FORMERLY  KNOWN AS
                                    CENTRAL TRACTOR FARM & COUNTRY,
                                    INC.)


                                    By: /s/ Thomas J. Reinebach
                                        Title: EVP & Chief Financial Officer


                                    QSI HOLDINGS, INC. (FORMERLY KNOWN AS
                                    CT HOLDING, INC.)


                                    By: /s/ Thomas J. Reinebach
                                        Title: EVP & Chief Financial Officer


                                    COUNTRY GENERAL, INC.


                                    By: /s/ Thomas J. Reinebach
                                        Title: EVP & Chief Financial Officer


                                    QUALITY FARM & FLEET, INC.


                                    By: /s/ Thomas J. Reinebach
                                        Title: EVP & Chief Financial Officer


                                    QUALITY INVESTMENTS, INC.


                                    By: /s/ Thomas J. Reinebach
                                        Title: EVP & Chief Financial Officer


                                    QSI TRANSPORTATION, INC.


                                    By: /s/ Thomas J. Reinebach
                                        Title: EVP & Chief Financial Officer

                                    VISION TRANSPORTATION, INC.


                                    By: /s/ Thomas J. Reinebach
                                        Title: EVP & Chief Financial Officer



                                    QUALITY STORES SERVICES, INC.


                                    By: /s/ Thomas J. Reinebach
                                        Title: EVP & Chief Financial Officer